UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): May 27, 2011
ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-12691	22-2286646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Results of Annual Meeting of Stockholders
     On May 27, 2011, ION Geophysical Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) in Houston, Texas. Of the 155,846,294 shares of common stock outstanding and entitled to vote as of the record date, 145,297,593 shares (93%) were present or represented by proxy at the Meeting. The Company’s stockholders approved all of the nominees and proposals, specifically (1) the election of Michael C. Jennings, Robert P. Peebler and John N. Seitz as directors to hold office until the 2014 Annual Meeting of Stockholders or until their successors are elected, (2) the amendments to the Company’s 2004 Long-Term Incentive Plan, and (3) the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. Also at the Meeting, in non-binding advisory votes, the stockholders voted to approve the compensation of the Company’s executive officers and voted for the frequency of advisory votes on executive compensation to be held every year.
     The results of the voting on the matters submitted to the stockholders were as follows:

	Votes Cast	Votes
	For	Withheld
1. Election of Directors for a Three-Year Term Expiring in 2014
Michael C. Jennings	128,032,006	1,863,129
Robert P. Peebler	112,043,490	17,851,645
John N. Seitz	108,871,774	21,023,361

				Broker
				Non-
	For	Against	Abstain	Votes
2. Approval of Amendments to the 2004 Long-Term Incentive Plan	107,200,381	21,384,736	1,310,018	15,402,458
3. Advisory Vote on Executive Compensation	70,805,731	57,734,869	1,354,535	15,402,458

			Every
		Every Two	Three
	Every Year	Years	Years	Abstain
4. Advisory Vote on Frequency of Executive Compensation Votes	77,691,659	723,634	50,173,472	1,306,370

				Broker
				Non-
	For	Against	Abstain	Votes
5. Ratification of Ernst & Young LLP as Independent Registered Public Accountants	144,576,386	641,923	79,284	—
     In addition, the terms of the following directors continued after the meeting:
James M. Lapeyre, Jr.

David H. Barr
Hao Huimin
Franklin Myers
S. James Nelson, Jr.
     In light of the results of the non-binding advisory vote of the stockholders, the Company has determined that it will hold an annual advisory vote on the compensation payable to its named executive officers, until the next advisory vote on the frequency of stockholder votes on the compensation payable to the Company’s named executive officers is required, or until the Board of Directors of the Company determines that it is in the best interest of the Company to hold such vote with a different frequency.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2011	ION GEOPHYSICAL CORPORATION
	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Corporate Secretary

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